UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

Norcraft Holdings, L.P.

Norcraft Companies, L.P.

(Exact name of registrants as specified in their charters)

Delaware	333-119696	75-3132727

Delaware	333-114924	36-4231718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Denmark Avenue, Suite 100

Eagan, MN 55121

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (800) 297-0661

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 30, 2009, Norcraft Companies, L.P. (“Norcraft”), an indirect subsidiary of Norcraft Holdings, L.P. (“Holdings”), announced that it, together with Norcraft Finance Corp., its wholly-owned subsidiary, intends to engage in a proposed offering of $150.0 million of new senior secured second lien notes due 2015 (the “New Notes”) and that it expects to use the proceeds of the New Notes to redeem its existing 9% senior subordinated notes due 2011 and to make a distribution to Holdings to allow Holdings to repurchase a portion of its existing 9 3/4% senior discount notes due 2012. The New Notes will be offered solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non–U.S. persons, as defined under Regulation S under the Securities Act.

Norcraft expects to use the proceeds from the offering, together with cash on hand of approximately $44.4 million, to (i) redeem $148.0 million principal amount of its existing senior subordinated notes, (ii) distribute $35.9 million to Holdings for Holdings to repurchase up to $35.0 million aggregate principal of its senior discount notes pursuant to its previously announced tender offer and (iii) pay related transaction fees and expenses of approximately $10.5 million, including accrued interest on the discount notes, original issue discount on the New Notes, and related legal, accounting and financing fees.

In connection with the proposed offering of the New Notes, Norcraft expects to enter into a new senior secured asset-based revolving credit facility with affiliates of the initial purchasers of the New Notes. Norcraft expects the new asset-based revolving credit facility will provide for aggregate commitments of up to $25.0 million, including a letter of credit sub-facility, and is expected to have a maturity date in December 2013. The maximum availability will be subject to a borrowing base that will be determined upon the completion of field examinations and appraisals of Norcraft’s assets. Norcraft will not be able to borrow any amounts under the asset-based revolving credit facility until the completion of such field examinations and appraisals, except that approximately $5.4 million of letters of credit are expected be issued upon execution of the new asset-based revolving credit facility, at which time $5.6 million of cash will no longer be restricted.

Norcraft is disclosing under Item 7.01 in this Current Report the information attached as Exhibits 99.1 and 99.2, each of which is incorporated by reference herein. Such information, some of which has not been previously disclosed, was included in the confidential offering memorandum used in connection with the offering of the New Notes.

This report is neither an offer to sell nor a solicitation of an offer to buy any securities of Norcraft or Holdings. The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of Norcraft’s or Holdings’ filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Securities Act. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plans,” “intends,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in written statements or documents filed with the Securities and Exchange Commission, or in Norcraft’s communications with and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding expectations with respect to sales, earnings, cash flows, operating efficiencies, product introduction or expansion, the benefits of acquisitions and divestitures or other matters as well as financings and repurchases of debt or equity securities, are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements, include, among other things, general economic and business conditions, demand for the company’s goods and services, competitive conditions, interest rate and foreign currency rate fluctuations, availability of key raw materials and unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in documents filed with the Securities and Exchange Commission by Norcraft, particularly our latest annual report on Form 10-K and quarterly report on Form 10-Q. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

Item 8.01	Other Events

On November 30, 2009, Norcraft issued a press release announcing the offering of the New Notes to qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside of the United States in accordance with Regulation S under the Securities Act. A copy of the press release is furnished herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Company and industry summary (excerpted from Norcraft Companies, L.P.’s Preliminary Offering Memorandum, dated November 30, 2009)

99.2	Risk factors (excerpted from Norcraft Companies, L.P.’s Preliminary Offering Memorandum, dated November 30, 2009)

99.3	Press release, dated November 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2009

By:	/s/ LEIGH GINTER
Leigh Ginter
Chief Financial Officer

Exhibit Index

Exhibit 99.1	Company and industry summary (excerpted from Norcraft Companies, L.P.’s Preliminary Offering Memorandum, dated November 30, 2009)

Exhibit 99.2	Risk factors (excerpted from Norcraft Companies, L.P.’s Preliminary Offering Memorandum, dated November 30, 2009)

Exhibit 99.3	Press release, dated November 30, 2009